                                                                    Exhibit 99.2

                                                  BOSTON PROPERTIES, INC.
                                                  800 BOYLSTON STREET, SUITE 400
                                                  BOSTON, MA 02199
                                                  (NYSE: BXP)


AT THE COMPANY                   AT THE FINANCIAL RELATIONS BOARD
--------------                   --------------------------------
Elaine Quinlan                   Marianne Stewart - General Info. (212) 661-8030
Investor Relations               Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                   Judith Sylk-Siegel - Media (212) 661-8030

IMMEDIATE RELEASE:
------------------
October 25, 1999


          BOSTON PROPERTIES, INC. ANNOUNCES THIRD QUARTER 1999 RESULTS
          ------------------------------------------------------------

                         REPORTS FFO OF $0.72 PER SHARE
                         ------------------------------

BOSTON, MA, OCTOBER 25, 1999 -- Boston Properties, Inc. (NYSE: BXP) today reported results for the third quarter and nine months ended September 30, 1999.

Funds from Operations (FFO) for the quarter ended September 30, 1999 were $50.2 million, or $0.74 per share basic and $0.72 per share diluted, compared to FFO of $41.1 million, or $0.65 per share basic and $0.64 per share diluted, for the quarter ended September 30, 1998. This represents a 12.5% year-to-year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 67,900,734 and 81,485,166, respectively, for the quarter ended September 30, 1999 and 63,467,722 and 63,991,255, respectively, for the same quarter last year.

FFO for the nine months ended September 30, 1999 were $144.6 million, or $2.20 per share basic and $2.15 per share diluted, compared to FFO of $109.5 million, or $1.82 per share basic and $1.80 per share diluted, for the nine months ended September 30, 1998. This represents a 19.4% year-to-year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 65,672,095 and 76,674,436, respectively, for the nine months ended September 30, 1999 and 60,101,500 and, 60,743,896, respectively, for the same period last year.

Revenues were $202.2 million for the quarter and $581.5 million for the nine months ended September 30, 1999, compared to revenues of $140.2 million and $343.8 million for the same periods in 1998. Net income available to common shareholders was $27.4 million for the quarter and $79.6 million for the nine months ended September 30, 1999, compared to $25.3


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

Boston Properties, Inc. Announces Third Quarter 1999 Results
October 25, 1999
Page 2

million and $74.9 million for the same periods in 1998. Net income per share available to common shareholders for the quarter ended September 30, 1999 and 1998 was $0.40 per share basic and diluted. Income per share before extraordinary gain for the nine months ended September 30, 1999 was $1.21 per share basic and $1.20 per share diluted, compared to $1.19 per share basic and $1.17 per share diluted for the same period last year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended September 30, 1999. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of September 30, 1999, the Company's portfolio consisted of 132 properties comprised of more than 35.3 million square feet, including 10 properties under development totaling 3.5 million square feet. The overall occupancy rate for the properties in service as of September 30, 1999 was 97.8%.

Additional highlights of the third quarter include:

- Acquisition of 206 Carnegie Center, a 161,763 net rentable square foot Class A office building in Princeton, New Jersey for $27.0 million on July 9, 1999. The property is currently 100% leased.

- Acquisition of the leasehold interest and ground rent credits at 5 Times Square in New York, New York for approximately $152.5 million. The development will consist of a 37-floor, 1.1 million square foot office tower that has been 100% pre-leased to Ernst & Young.

- Acquisition of The Gateway, two Class A office buildings with 487,453 net rentable square feet and two development sites for approximately $117.6 million on August 31, 1999, in South San Francisco, California. The two office buildings are currently 96.0% leased.

- Closing of mortgage financing secured by Eight Cambridge Center in the amount of $29.0 million at a rate of 7.73% and maturing in July 2010.

- Closing of mortgage financing secured by The Gateway in the amount of $75.0 million at a rate of LIBOR + 1.60% and maturing in September 2000.

- Closing of a construction loan secured by the 111 Huntington Avenue development in the amount of $203.0 million at a rate of LIBOR + 2.00% and maturing in September 2002.

- Closing of a construction loan secured by the Orbital Sciences Phase I development in the amount of $27.0 million at a rate of LIBOR + 1.65% and maturing in August 2002.


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

Boston Properties, Inc. Announces Third Quarter 1999 Results
October 25, 1999
Page 3

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com. Also visit http://www.frbinc.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY. ACQUISITIONS THAT ARE PURSUED BY BOSTON PROPERTIES MAY NOT BE CONSUMMATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE TO REACH AGREEMENT WITH THE SELLING PARTY REGARDING THE ACQUISITION PRICE OR OTHER TERMS OF A CONTRIBUTION OR ACQUISITION AGREEMENT. AGREEMENTS THAT THE COMPANY ENTERS INTO MAY BE TERMINATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE BY THE COMPANY OR THE OTHER PARTY TO FULFILL ALL CONDITIONS REQUIRED FOR CONSUMMATION OF THE AGREEMENTS.

Financial tables follow.

                                       ###

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS


                                                         Three months       Three months       Nine months         Nine months
                                                            ended              ended              ended               ended
                                                         September 30,      September 30,      September 30,       September 30,
                                                             1999               1998               1999               1998
                                                         -------------      -------------      -------------       -------------
                                                                             (unaudited and in thousands)

Income before minority interests                           $  45,311          $  36,087          $ 136,058          $  96,744

Add:
        Real estate depreciation and amortization             30,882             21,359             87,669             50,718
        Income from unconsolidated joint venture                 206               --                  648               --
Less:
        Gain on sale of land                                     (68)              --                  (68)              --
        Minority property partnership's share
                of Funds from Operations                        (211)              (178)            (3,502)              (460)
        Preferred allocation                                  (8,303)            (1,505)           (23,808)            (1,505)
                                                           ---------          ---------          ---------          ---------
Funds from operations                                      $  67,817          $  55,763          $ 196,997          $ 145,497
                                                           ---------          ---------          ---------          ---------
                                                           ---------          ---------          ---------          ---------
Funds from operations available to common shareholders     $  50,207          $  41,053          $ 144,569          $ 109,472
                                                           ---------          ---------          ---------          ---------
                                                           ---------          ---------          ---------          ---------
Weighted average shares outstanding - basic                   67,901             63,468             65,672             60,102
                                                           ---------          ---------          ---------          ---------
                                                           ---------          ---------          ---------          ---------
        Per share - basic                                  $    0.74          $    0.65          $    2.20          $    1.82
                                                           ---------          ---------          ---------          ---------
                                                           ---------          ---------          ---------          ---------
Weighted average shares outstanding - diluted                 81,485             63,991             76,674             60,744
                                                           ---------          ---------          ---------          ---------
                                                           ---------          ---------          ---------          ---------
        Per share - diluted                                $    0.72          $    0.64          $    2.15          $    1.80
                                                           ---------          ---------          ---------          ---------
                                                           ---------          ---------          ---------          ---------


                            BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                             THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                 SEPTEMBER 30,            SEPTEMBER 30,
                                                            ----------------------    ----------------------
                                                              1999         1998         1999         1998
                                                            ---------    ---------    ---------    ---------
                                                         (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenue
  Rental:
    Base rent                                               $ 166,582    $ 119,535    $ 476,261    $ 286,610
    Recoveries from tenants                                    19,212       13,665       53,878       33,027
    Parking and other                                          11,261        3,174       34,272        5,880
                                                            ---------    ---------    ---------    ---------
      Total rental revenue                                    197,055      136,374      564,411      325,517
  Development and management services                           3,706        2,734       11,364        8,893
  Interest and other                                            1,444        1,069        5,710        9,410
                                                            ---------    ---------    ---------    ---------
      Total revenue                                           202,205      140,177      581,485      343,820
                                                            ---------    ---------    ---------    ---------

Expenses
  Operating                                                    66,665       43,255      184,321       97,188
  General and administrative                                    7,383        6,129       21,345       16,750
  Interest                                                     51,768       33,183      151,446       81,926
  Depreciation and amortization                                31,078       21,523       88,315       51,212
                                                            ---------    ---------    ---------    ---------
      Total expenses                                          156,894      104,090      445,427      247,076
                                                            ---------    ---------    ---------    ---------
Income before minority interests and joint venture income      45,311       36,087      136,058       96,744
Minority interests in property partnerships                      (179)        (161)      (4,473)        (390)
Income from unconsolidated joint venture                          206         --            648         --
                                                            ---------    ---------    ---------    ---------
Income before minority interest in Operating Partnership       45,338       35,926      132,233       96,354
Minority interest in Operating Partnership                    (16,266)     (10,585)     (48,483)     (25,025)
                                                            ---------    ---------    ---------    ---------
Income before extraordinary item                               29,072       25,341       83,750       71,329
Extraordinary gain, net                                          --           --           --          3,564
                                                            ---------    ---------    ---------    ---------
Income before preferred dividend                               29,072       25,341       83,750       74,893
Preferred dividend                                             (1,654)        --         (4,175)        --
                                                            ---------    ---------    ---------    ---------
Net income available to common shareholders                 $  27,418    $  25,341    $  79,575    $  74,893
                                                            ---------    ---------    ---------    ---------
                                                            ---------    ---------    ---------    ---------
Basic earnings per share:
  Income before extraordinary gain                          $    0.40    $    0.40    $    1.21    $    1.19
  Extraordinary gain, net                                        --           --           --           0.06
                                                            ---------    ---------    ---------    ---------
  Net income available to common shareholders               $    0.40    $    0.40    $    1.21    $    1.25
                                                            ---------    ---------    ---------    ---------
                                                            ---------    ---------    ---------    ---------
  Weighted average number of common shares outstanding         67,901       63,468       65,672       60,101
                                                            ---------    ---------    ---------    ---------
                                                            ---------    ---------    ---------    ---------

Diluted earnings per share:
  Income before extraordinary gain                          $    0.40    $    0.40    $    1.20    $    1.17
  Extraordinary gain, net                                        --           --           --           0.06
                                                            ---------    ---------    ---------    ---------
  Net income available to common shareholders               $    0.40    $    0.40    $    1.20    $    1.23
                                                            ---------    ---------    ---------    ---------
                                                            ---------    ---------    ---------    ---------
  Weighted average number of common and common
    equivalent shares outstanding                              68,484       63,991       66,280       60,744
                                                            ---------    ---------    ---------    ---------
                                                            ---------    ---------    ---------    ---------


                            BOSTON PROPERTIES, INC.
                          CONSOLIDATED BALANCE SHEETS


                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  1999           1998
                                                              -------------   ------------
                                                               (UNAUDITED)
                                                           (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                      ASSETS

Real estate:                                                   $ 5,505,625    $ 4,917,193
  Less: accumulated depreciation                                  (441,575)      (357,384)
                                                               -----------    -----------
    Total real estate                                            5,064,050      4,559,809

Cash and cash equivalents                                           50,415         12,166
Notes receivable                                                      --          420,143
Escrows                                                             25,886         19,014
Tenant and other receivables, net                                   21,420         40,830
Accrued rental income, net                                          78,413         64,251
Deferred charges, net                                               49,590         46,029
Prepaid expenses and other assets                                   29,194         26,058
Investments in joint ventures                                       35,807         46,787
                                                               -----------    -----------
    Total assets                                               $ 5,354,775    $ 5,235,087
                                                               -----------    -----------
                                                               -----------    -----------

          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Mortgage notes payable                                       $ 2,943,763    $ 2,653,581
  Notes payable                                                       --          420,143
  Unsecured line of credit                                         334,000         15,000
  Accounts payable and accrued expenses                             49,070         42,897
  Dividends payable                                                 48,483         40,494
  Accrued interest payable                                           9,611          7,307
  Other liabilities                                                 34,919         27,950
                                                               -----------    -----------
    Total liabilities                                            3,419,846      3,207,372
                                                               -----------    -----------

Commitments and contingencies                                         --             --
Minority interests                                                 780,910      1,079,234
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
  and outstanding                                                  100,000           --
Stockholders' equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding                            --             --
  Common stock, $.01 par value, 250,000,000 shares
    authorized, 67,902,967 and 63,527,819 issued and
    outstanding in 1999 and 1998, respectively                         679            635
  Additional paid-in capital                                     1,068,050        955,711
  Dividends in excess of earnings                                  (14,710)        (7,865)
                                                               -----------    -----------
    Total stockholders' equity                                   1,054,019        948,481
                                                               -----------    -----------
      Total liabilities and stockholders' equity               $ 5,354,775    $ 5,235,087
                                                               -----------    -----------
                                                               -----------    -----------


                             BOSTON PROPERTIES, INC
                              PORTFOLIO OCCUPANCY


                                        Occupancy by Location

                               September 30, 1999  December 31, 1998
                               ------------------  -----------------
Greater Boston                              97.6%              97.0%
Greater Washington, DC                      96.5%              98.5%
Midtown Manhattan                           99.9%              99.9%
Baltimore, MD                              100.0%              99.8%
Richmond, VA                                97.1%              98.8%
Princeton/East Brunswick, NJ                99.1%              98.7%
Greater San Francisco                       97.6%              98.5%
Bucks County, PA                           100.0%             100.0%
                               ------------------  -----------------
    Total Portfolio                         97.8%              98.4%
                               ------------------  -----------------
                               ------------------  -----------------

                                          Occupancy by Type
                               September 30, 1999  December 31, 1998
                               ------------------  -----------------
Class A Office Portfolio                    98.3%              98.8%
R&D Portfolio                               95.9%              99.2%
Industrial Portfolio                        90.4%              89.3%
                               ------------------  -----------------
    Total Portfolio                         97.8%              98.4%
                               ------------------  -----------------
                               ------------------  -----------------
